Exhibit 32.2

Certification of Principal Financial Officer
Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Annual Report of Asia Select Acquisition III Corp. (the "Company") on Form 10-K for the fiscal year ended March 31, 2010 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Min Kuang, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Min Kuang
Min Kuang
Principal Financial Officer
June 29, 2010